CNI CHARTER FUNDS

Opportunistic Value Fund

Class E
Institutional Class
Class N

Supplement dated March 31, 2009 to Prospectuses dated January 28, 2009

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

As of this date, substantially all of the Opportunistic Value Fund’s shares are held by a single shareholder, which is deemed to control the Fund because it owns more than 25% of the outstanding shares of the Fund.  This control relationship will continue to exist until it owns 25% or less of the outstanding shares of the Fund.  The controlling person will be able to determine the outcome of shareholder voting on matters for which approval of shareholders is required.  In addition, if the controlling shareholder redeems all of a substantial portion of its shares of the Fund, the Fund’s expenses as a percentage of its net assets will increase significantly or the Fund may close.  The Fund’s sub-adviser has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses at or below 0.75%, 1.00%, and 1.25% of the average annual net assets of Class E, Institutional Class and Class N shares, respectively, until January 28, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.